March 7, 2005 Victor T. Adamo President & COO Howard H. Friedman Chief Financial Officer Frank B. O'Neil Investor Relations Officer Raymond James & Associates 25th Annual Institutional Investors Conference

Caution Regarding Forward Looking Statements This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events, including our proposed transaction with NCRIC Group, Inc. These estimates and events are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions, whether used on a slide or in speakers' remarks, are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward- looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this presentation clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including the most recent Form 10K for the year ended December 31, and Form 10Q for the most recent quarter. You should also refer to our Form 8K filed February 28, 2005 for specific Cautions and Risk Factors regarding our proposed transaction with NCRIC Group. Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical Assurance, Inc. data only, except where noted.

ProAssurance Overview Market Cap: $1 Billion Gross Premiums: $790 million Assets: $3.2 billion Specialty insurer diversified by product and geography Experienced, invested management 73% of Premiums Fourth Largest Writer of Med Mal The Industry's Blue Chip Company 27% of Premiums Targeting the Michigan Education Community Significantly Outperforms Peers PROFESSIONAL LIABILITY PERSONAL LINES Overview

Experienced, Stable Management Name Position Years at Company Years in Industry Derrill Crowe, M.D. Chairman & CEO 28 28 Victor Adamo President & COO 19 24 Jeff Bowlby Sr. Vice President / Marketing 6 20 Paul Butrus Vice Chairman 27 27 Howard Friedman Chief Financial Officer 8 24 Lynn Kalinowski President & CEO - MEEMIC 12 30 James Morello Chief Accounting Officer 21 21 Frank O'Neil Sr. Vice President / IR 17 17 Ned Rand Sr. Vice President / Finance 0 12 Christine Schmitt Chief Financial Officer / MEEMIC 12 25 Darryl Thomas Sr. Vice President / Claims 10 20 Average 14 22 Management is aligned with shareholders-Directors & Officers own 11%

Professional Liability The Core of ProAssurance

Creating a Leader Through Acquisitions 1994: Purchased: West Virginia Hosp. Ins Co. 1995: Acquisition of; Physicians Ins Co of Indiana Assumed business of: Physicians Ins Co of Ohio 1996: Acquisition of: Missouri Medical Ins Co 1995: Assumed business of: Associated Physicians Ins Co. (IL) 1998: Consolidation with: Physicians Protective Trust Fund (FL) 1996: Assumed business of: American Medical Ins Exchange (IN) 1997: Affiliated with: MEEMIC Founding in the 1970's 1999: Assumed business of: Medical Defense Associates (MO) 2004: Purchased Selected Renewal Rights from: OHIC Insurance Company Mutual Assurance Medical Assurance Physicians Ins. Co. of Michigan Professionals Group Professionals Group Merger Created June, 2001 2005: Proposed Acquisition of: NCRIC Group

Regional Operating Structure Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence preserves long-term customer relationships Consolidated Financial Strength With Local Operating Model Corporate Headquarters States of Origin or Acquisition Expansion States Professional Liability + ? ?

Regional Operating Structure Strengthening our business model by merging NCRIC into our operations Adds Mid-Atlantic presence Consolidated Financial Strength With Local Operating Model Corporate Headquarters States of Origin or Acquisition Expansion States Professional Liability + ? ? ? NCRIC transaction subject to regulatory approvals and approval by NCRIC shareholders

NCRIC Transaction Stock-for-stock transaction to close early in Q3 Exchange ratio: One NCRIC share receives 0.25 PRA shares, within collar Transaction consideration will vary within a 10% collar The exchange ratio will float outside of the 10% collar

Strategic Advantages Ease of Integration Similar backgrounds and operating models Transaction is expected to be accretive in 2005 Strengthens our business in states we had targeted for growth Strengthens PRA's position as the market leader 9

Insuring physicians, hospitals, dentists and other healthcare providers Majority of insureds are smaller groups and solo practitioners Superior results through careful underwriting, proper pricing and effective claims handling Professional Liability Snapshot Three Year Average 2001-2003 Incurred LAE ProAssurance 1.097 0.539 0.558 Industry 1.243 0.883 0.36 Public Cos Avg 1.109 0.697 0.412 Statutory Adjusted Loss Ratio* Medical Malpractice *Source: A. M. Best Aggregates & Averages Medial Malpractice Predominating US Industry 124.3% PRA 109.7%

2000 2001 2002 2003 2004 Gross Premiums Written 316 349.221 462 542.982 574 Gross Written Premiums* (millions) 4 Year CAGR: 18.0% We focus on bottom line results but have been growing our top line as well Confident in current reserve levels Rated "A-" by A. M. Best, S & P and Fitch Professional Liability Snapshot

Market Leadership Proven M& A capability NCRIC transaction We have advantages of size and scope Ability to raise capital on a stand alone basis to support growth $ 198.5 million since 2002 Capital permits cost-effective use of reinsurance Professional Liability

Market Leadership Specialty insurance with local operations Venue-specific claims management and underwriting knowledge Proven track record of regional operating success Experienced management at all levels of the organization Professional Liability

Aggressive Claims Defense Driven from the top of the organization Our long-term competitive advantage Aggressive defense of non-meritorious claims Cases Tried in 2004: 528 2002: 360; 2003:391 90% of closed claims resolved with no indemnity payments Generates lower costs and higher loyalty Professional Liability

Closed Claim Outcome Comparison Percetage of Closed Claims Dropped or Dismissed 0.693 Defense Verdict 0.14 Plaintiff Verdict 0.044 Settled 0.123 Percetage of Closed Claims Dropped or Dismissed: 0.697 Settled: 0.244 Plaintiff Verdict: 0.008 Defense Verdict: 0.051 Favorable Outcomes: 83.3% Favorable Outcomes: 74.8% ProAssurance 2004 Physician Insurers Association, 2003 Latest Available Data

Average Indemnity Comparison PRA PIAA Favorable Outcomes 0 Avg. Indemnity 1018110 Avg. Settlement 153145 Weighted Average Indemnity 63399 82146 ProAssurance PIAA 2003 2004 Weighted Average Indemnity Per Closed Claim Latest Available Data $63,399 $82,146

Three-Year Loss Ratio Comparisons Incurred Losses Loss Adjustment Expenses Total ProAssurance 0.539 0.558 1.097 Industry 0.883 0.36 1.243 Public Cos Avg 0.697 0.412 1.109 Our focus on claims defense allows us to achieve better results Average Statutory Loss Ratio 2001-2003 US Industry 124.3% PRA 109.7% LEGAL INDEMNITY *Source: A. M. Best Aggregates & Averages Medial Malpractice Predominating

Pricing Remains Strong Rate increases ensured higher premium per unit of risk 19% in 2004 28% in 2003 28% in 2002 23% in 2001 Continuous re-underwriting of our book New insureds balance out non-renewals Professional Liability

Looking Ahead to 2005 Continued growth at adequate rates Ensures proper margins on each policy Adding insureds through growth in existing markets and through M&A Competitors' capacity remains constrained Growth in Red Mountain Casualty Our E & S market

Looking Ahead to 2005 The fragmented Professional Liability market will provide acquisition opportunities ProAssurance will be invited to participate in any major opportunities Experienced consolidator Acquisitions formed our foundation Pursuing opportunistic acquisitions Success not dependent on acquisitions Professional Liability

Looking Ahead: Tort Reform Federal tort reform faces Senate roadblock even after Republican gains State-by-state reforms Passed in many states (GA,FL, OH, PA, TX & WV) Long-term effectiveness yet to be proven No judicial review yet-could be found unconstitutional Organizational efforts in many other states ProAssurance's business plans do not depend on tort reform Professional Liability

Personal Lines The Overlooked Gem

Personal Lines Snapshot MEEMIC targets teachers and the educational community Primarily personal auto (81%) Also homeowners and boat Overview 1999 2000 2001 2002 2003 2004 Gross Premiums Written 122 130 142 174 197 216 Direct Written Premiums (millions) 5 Year CAGR: 13.5%

Personal Lines Snapshot Careful underwriting in a preferred market Peer-to-peer selling model provides a solid foundation Incremental expansion underway Rated "A-" Overview MI Industry 86.9% MEEMIC 68.2% *Source: A. M. Best Statutory Adjusted Loss Ratio* Private Passenger Auto Superior Results MEEMIC MI Industry 1998 0.579 0.774 1999 0.563 0.783 2000 0.634 0.84 2001 0.73 0.956 2002 0.601 0.864 Five Year Average 1999-2003 0.682 0.869

MEEMIC's Importance 2004 accomplishments Combined ratio of 83.4% Tenth straight year of underwriting profitability Growth in Premiums and Policyholders Consistent results Personal Lines

Industry-Leading Results Loss Expense Total 1999 0.676 0.205 0.881 2000 0.652 0.237 0.889 2001 0.703 0.238 0.941 2002 0.646 0.231 0.877 2003 0.658 0.221 0.879 2004 0.613 0.221 0.834 GAAP Combined Ratio Expense Ratio Loss Ratio 88.9% 94.1% 87.7% 87.9% Personal Lines Source: A. M. Best 83.4% 5 Year Average of 88.4%

MEEMIC: Steady Growth Premiums continue to increase in a softening market Up 10% for 2004 Up 13% for 2003 Increasing value of cars and homes insured Sustained policyholder growth in all lines Personal Lines

Financial Overview The Strength of ProAssurance

Financial Highlights Cash flows at all time high Consolidated Combined Ratio expected below 100 for 2004 Solid bottom line growth Continued growth in top line as well Year Cash Flow 1993 35647 1994 37989 1995 47235 1996 74836 1997 45986 1998 75653 1999 46411 2000 36.3 2001 61.3 2002 177 2003 282.8 2004 373.5 Merger Created ProAssurance in June 2001 Cash Flow from Operations

Balance Sheet Comparison Total Assets $ 3,240 $ 2,879 13% Cash & Invested Assets $ 2,485 $ 2,103 21% Reserves for Losses and Loss Adjustment Expenses $ 2,413 $ 2,173 11% Shareholders' Equity $ 611 $ 546 12% in millions Y-to-Y 2004 2003 Change Balance Sheet Strength Sets ProAssurance Apart December 31, 2004, Unaudited

High Quality, Liquid Investment Portfolio Conservative portfolio No derivatives Managed by outside advisors Average fixed maturity duration of 3.81 years High quality fixed income portfolio Weighted average rating of "AA" 99.5% investment grade Avg. tax-equivalent yield: 4.72% Net unrealized gain: $37.5 mln Affected by recent interest rate movement Financial Overview December 31, 2004, Unaudited Invested Assets Fixed Securities* 0.95 Cash 0.02 Other 0.02 Equities 0.01 Total = $2.4 billion * Includes Preferred Stock and Business-Owned Life Insurance

2004 Income Statement Gross Premiums Written $ 573.6 $ 216.1 $ 789.7 Net Investment Income 75.0 10.9 87.2 Total Revenue 593.9 196.6 794.6 Total Expenses 537.6 153.0 697.1 Net Income 72.8 Professional Personal Liability Lines Consolidated in millions, except per share data Cash from Operations $ 373.5 Financial Overview Net Income/Share (diluted) $ 2.37 December 31, 2004, Unaudited

2004 Income Statement vs. 2003 Gross Premiums Written $ 789.7 $ 740.1 7% Net Investment Income 87.2 73.6 19% Total Revenue 794.6 709.6 12% Total Expenses 697.1 659.3 6% Net Income $ 72.8 $ 38.7 88% 2004 2003 Change in millions, except per share data Financial Overview Cash from Operations $ 373.5 $ 282.8 32% Net Income/Share (diluted) $ 2.37 $ 1.32 80% December 31, 2004, Unaudited

Professional Liability Combined Ratio 1999 2000 2001 2002 2003 2004 Industry combined ratio (1) 1.297 1.338 1.542 1.425 1.352 1.281 Expense ratio 0.245 0.217 0.225 0.191 0.167 Loss & LAE ratio 0.637 0.877 0.953 0.939 0.884 PRA Prof Liab 0.882 1.094 1.252 1.245 1.116 1.048 PRA Combined ratio 1.178 1.13 1.051 1 Financial Overview PRA PL Only PL Industry Source: ProAssurance Statutory Filings and A. M. Best Statutory Results A. M. Best Estimate

Will History Repeat Itself-Again? Professional Liability C/A Yr Premium Initial Reserve Developed Loss 1976 1100 950 950 1977 1142 960 960 1978 1148 1171 1171 1979 1141 1398 1398 1980 1184 1209 1659 1981 1268 1387 2032 1982 1333 1546 2166 1983 1509 1723 2464 1984 1911 1921 2676 1985 2448 2510 2784 1986 3574 3782 2649 1987 4212 3904 2551 1988 4281 3892 2437 1989 4461 4402 2654 1990 4257 4470 2844 1991 3935 4455 3296 1992 3879 4727 3429 1993 4032 4821 3678 1994 4414 5201 4128 1995 4513 5196 4638 1996 4528 4951 4765 1997 4670 5274 5365 1998 4761 5217 5785 1999 4888 5093 5829 2000 5231 5117 5538 2001 5641 5985 5985 2002 2003 Millions (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined At 12/31/2001

Will History Repeat Itself-Again? Professional Liability C/A Yr Premium Initial Reserve Developed Loss 1976 1100 950 950 1977 1142 960 960 1978 1148 1171 1171 1979 1141 1398 1398 1980 1184 1209 1659 1981 1268 1387 2032 1982 1333 1546 2166 1983 1509 1723 2464 1984 1911 1921 2676 1985 2448 2510 2784 1986 3574 3782 2649 1987 4212 3904 2551 1988 4281 3892 2437 1989 4461 4402 2654 1990 4256 4470 2844 1991 3935 4455 3296 1992 3879 4727 3429 1993 3991 4786 3637 1994 4360 5131 4039 1995 4477 5152 4594 1996 4514 4973 4787 1997 4668 5259 5399 1998 4775 5234 6041 1999 4893 5098 6225 2000 5180 5066 6427 2001 5538 5915 6882 2002 6709 6777 7063 2003 7863 7198 7198 Millions (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2003 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined 12/31/2001

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 Premium Initial Reserve Developed Loss Premiums In Millions (Estimated) (Actual) C/A Yr Premium Initial Reserve Developed Loss 1976 1100 950 950 1977 1142 960 960 1978 1148 1171 1171 1979 1141 1398 1398 1980 1184 1209 1659 1981 1268 1387 2032 1982 1333 1546 2166 1983 1509 1723 2464 1984 1911 1921 2676 1985 2448 2510 2784 1986 3574 3782 2649 1987 4212 3904 2551 1988 4281 3892 2437 1989 4461 4402 2654 1990 4257 4470 2844 1991 3935 4455 3296 1992 3879 4727 3429 1993 4032 4821 3678 1994 4414 5201 4128 1995 4513 5196 4638 1996 4528 4951 4765 1997 4670 5274 5365 1998 4761 5217 5785 1999 4888 5093 5829 2000 5231 5117 5538 2001 5641 5985 5985 2002 2003 (Estimated) (Actual) At 12/31/2001 Premium Initial Reserve Developed Loss (Estimated) (Actual)

Consistent Growth in Book Value per Share Book Value 1991 3.67 1992 4.58 1993 6.27 1994 6.63 1995 8.56 1996 9.81 1997 11.57 1998 13.24 1999 13.92 2000 15.22 2001 16.02 2002 17.49 2003 18.77 2004 20.92 CAGR (9/91 - 2004) 14.3% Annual stock price performance of PRA and predecessors is 18.9% since inception in September, 1991 Financial Overview

Key Objective: 12%-14% ROE ROE targets drive our ultimate consolidated combined ratio goals Professional Liability: 96% or lower Personal Lines: 94% or lower Combined Ratio History 2005: <99.2% (goal) 2004: 99.2% 2003: 105.1% 2002: 113.0% 2004 Outlook

Our Opportunities Leader in medical malpractice industry Organic growth and M&A expansion Proven platform with regional operating approach Attractive niche personal lines business Experienced management team focused on driving returns Conservative financial position